UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 5, 2014

SOUTHWESTERN ENERGY COMPANY

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-08246	71-0205415
(Commission File Number)	(IRS Employer Identification No.)

2350 N. Sam Houston Pkwy. E., Suite 125, Houston, Texas	77032
(Address of principal executive offices)	(Zip Code)

(281) 618-4700

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 5, 2014, Southwestern Energy Company (the "Company") appointed William J. Way as President effective as of December 5, 2014.  Mr Way will continue to serve as Chief Operating Officer of the Company.  Steven L. Mueller ceased service as our President as of the close of business on that date and will continue to serve as our Chief Executive Officer and Chairman of the Board of Directors.

Prior to the above appointment, Mr. Way, 55, served as Executive Vice President and Chief Operating Officer of the Company since October 2011.  Mr. Way earned his undergraduate degree from Texas A&M University in Industrial Engineering and has an MBA from The Massachusetts Institute of Technology and has over 30 years of international oil and gas industry experience serving in multiple operational and technical leadership roles prior to joining the Company at BG Group plc and ConocoPhillips.  Mr. Way joined BG Group plc in 2007 as Senior Vice President, Americas, with responsibility for E&P, Midstream and LNG operations in the United States, Trinidad and Tobago, Chile, Bolivia, Canada and Argentina as well as BG’s global shipping business.  Mr. Way began his career at Conoco in 1981 and, over the course of his more than twenty-seven year tenure, he held a wide range of senior leadership positions in E&P, LNG, Midstream and Shipping operations in the United States, Scotland, United Arab Emirates, and Trinidad and Tobago

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

On December 10, 2014, the Company issued a press release with respect to the events disclosed in Item 5.02 above. This press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information in this Item 7.01 and the exhibits shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are filed as part of this report:

99.1	Press release issued by Southwestern Energy Company on December 10, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWESTERN ENERGY COMPANY

Dated: December 11, 2014	By:	/s/ R. CRAIG OWEN
	Name:	R. Craig Owen
	Title:	Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued by Southwestern Energy Company on December 10, 2014.